AEGON/TRANSAMERICA SERIES TRUST (“ATST”)
Supplement dated February 13, 2008 to the Prospectus dated May 1, 2007
JPMorgan Mid Cap Value
The following supplements, replaces and amends information in the portfolio’s prospectus under the section “Past Performance” following the table labeled “Average Annual Total Returns†” on page JPMMCV-3:

Note:	JPMorgan Mid Cap Value (“portfolio”) is currently closed to new investments. However, the ATST asset allocation portfolios that invest in the portfolio may, among themselves, rebalance their investments in the portfolio as long as the rebalancing does not increase overall portfolio assets.
* * *
Investors Should Retain this Supplement for Future Reference